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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350
                                  AS ADOPTED TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





I, Korina Houghton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on 10-QSB of August Biomedical Corporation for the quarter ended February 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-QSB fairly presents in all material aspects the financial condition and results of operation of August Biomedical Corporation.





                    By:
                            /s/ Korina  Houghton

                    Name:   Korina  Houghton
                            -----------------

                    Title:  Chief  Financial  Officer

                    Date:   April  21,  2003